                                                                    EXHIBIT 24.0

                                POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, JAMES R. ADAMS, whose signature appears below, constitutes and appoints David E. Weiss, Jeffrey M. Dumas and Thomas G. Arnold, jointly and severally, his attorneys-in-fact, each with the power of substitution, to sign, for and on behalf of the undersigned, in any and all capacities of the undersigned, the Annual Report on Form 10-K for Storage Technology Corporation for the fiscal year ended December 31, 1999 and file the same with the Securities and Exchange Commission, with exhibits thereto and other documentation therewith and to sign, for and on behalf of the undersigned, in any and all capacities of the undersigned, any amendments to such Annual Report on Form 10-K, and file the same with the Securities and Exchange Commission, with exhibits thereto and other documents in connection therewith, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.






/s/ JAMES R. ADAMS                                                March 10, 2000
--------------------------------------
JAMES R. ADAMS

                                POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, WILLIAM L. ARMSTRONG, whose signature appears below, constitutes and appoints David E. Weiss, Jeffrey
M. Dumas and Thomas G. Arnold, jointly and severally, his attorneys-in-fact, each with the power of substitution, to sign, for and on behalf of the undersigned, in any and all capacities of the undersigned, the Annual Report on Form 10-K for Storage Technology Corporation for the fiscal year ended December 31, 1999 and file the same with the Securities and Exchange Commission, with exhibits thereto and other documentation therewith and to sign, for and on behalf of the undersigned, in any and all capacities of the undersigned, any amendments to such Annual Report on Form 10-K, and file the same with the Securities and Exchange Commission, with exhibits thereto and other documents in connection therewith, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.






/s/ WILLIAM L. ARMSTRONG                                          March 10, 2000
--------------------------------------
WILLIAM L. ARMSTRONG

                               POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, J. HAROLD CHANDLER, whose signature appears below, constitutes and appoints David E. Weiss, Jeffrey
M. Dumas and Thomas G. Arnold, jointly and severally, his attorneys-in-fact, each with the power of substitution, to sign, for and on behalf of the undersigned, in any and all capacities of the undersigned, the Annual Report on Form 10-K for Storage Technology Corporation for the fiscal year ended December 31, 1999 and file the same with the Securities and Exchange Commission, with exhibits thereto and other documentation therewith and to sign, for and on behalf of the undersigned, in any and all capacities of the undersigned, any amendments to such Annual Report on Form 10-K, and file the same with the Securities and Exchange Commission, with exhibits thereto and other documents in connection therewith, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.






/s/ J. HAROLD CHANDLER                                            March 10, 2000
--------------------------------------
J. HAROLD CHANDLER

                                POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, MAURICE HOLMES, whose signature appears below, constitutes and appoints David E. Weiss, Jeffrey M. Dumas and Thomas G. Arnold, jointly and severally, his attorneys-in-fact, each with the power of substitution, to sign, for and on behalf of the undersigned, in any and all capacities of the undersigned, the Annual Report on Form 10-K for Storage Technology Corporation for the fiscal year ended December 31, 1999 and file the same with the Securities and Exchange Commission, with exhibits thereto and other documentation therewith and to sign, for and on behalf of the undersigned, in any and all capacities of the undersigned, any amendments to such Annual Report on Form 10-K, and file the same with the Securities and Exchange Commission, with exhibits thereto and other documents in connection therewith, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.






/s/ MAURICE HOLMES                                                March 10, 2000
--------------------------------------
MAURICE HOLMES

                                POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, WILLIAM R. HOOVER, whose signature appears below, constitutes and appoints David E. Weiss, Jeffrey
M. Dumas and Thomas G. Arnold, jointly and severally, his attorneys-in-fact, each with the power of substitution, to sign, for and on behalf of the undersigned, in any and all capacities of the undersigned, the Annual Report on Form 10-K for Storage Technology Corporation for the fiscal year ended December 31, 1999 and file the same with the Securities and Exchange Commission, with exhibits thereto and other documentation therewith and to sign, for and on behalf of the undersigned, in any and all capacities of the undersigned, any amendments to such Annual Report on Form 10-K, and file the same with the Securities and Exchange Commission, with exhibits thereto and other documents in connection therewith, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.






/s/ WILLIAM R. HOOVER                                             March 10, 2000
--------------------------------------
WILLIAM R. HOOVER

                               POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, WILLIAM KERR, whose signature appears below, constitutes and appoints David E. Weiss, Jeffrey M. Dumas and Thomas G. Arnold, jointly and severally, his attorneys-in-fact, each with the power of substitution, to sign, for and on behalf of the undersigned, in any and all capacities of the undersigned, the Annual Report on Form 10-K for Storage Technology Corporation for the fiscal year ended December 31, 1999 and file the same with the Securities and Exchange Commission, with exhibits thereto and other documentation therewith and to sign, for and on behalf of the undersigned, in any and all capacities of the undersigned, any amendments to such Annual Report on Form 10-K, and file the same with the Securities and Exchange Commission, with exhibits thereto and other documents in connection therewith, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.






/s/ WILLIAM KERR                                                  March 10, 2000
--------------------------------------
WILLIAM KERR

                                POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, ROBERT E. LABLANC, whose signature appears below, constitutes and appoints David E. Weiss, Jeffrey
M. Dumas and Thomas G. Arnold, jointly and severally, his attorneys-in-fact, each with the power of substitution, to sign, for and on behalf of the undersigned, in any and all capacities of the undersigned, the Annual Report on Form 10-K for Storage Technology Corporation for the fiscal year ended December 31, 1999 and file the same with the Securities and Exchange Commission, with exhibits thereto and other documentation therewith and to sign, for and on behalf of the undersigned, in any and all capacities of the undersigned, any amendments to such Annual Report on Form 10-K, and file the same with the Securities and Exchange Commission, with exhibits thereto and other documents in connection therewith, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.






/s/ ROBERT E. LABLANC                                             March 10, 2000
--------------------------------------
ROBERT E. LABLANC

                               POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, ROBERT E. LEE, whose signature appears below, constitutes and appoints David E. Weiss, Jeffrey M. Dumas and Thomas G. Arnold, jointly and severally, his attorneys-in-fact, each with the power of substitution, to sign, for and on behalf of the undersigned, in any and all capacities of the undersigned, the Annual Report on Form 10-K for Storage Technology Corporation for the fiscal year ended December 31, 1999 and file the same with the Securities and Exchange Commission, with exhibits thereto and other documentation therewith and to sign, for and on behalf of the undersigned, in any and all capacities of the undersigned, any amendments to such Annual Report on Form 10-K, and file the same with the Securities and Exchange Commission, with exhibits thereto and other documents in connection therewith, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.






/s/ ROBERT E. LEE                                                 March 10, 2000
--------------------------------------
ROBERT E. LEE

                                POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, RICHARD C. STEADMAN, whose signature appears below, constitutes and appoints David E. Weiss, Jeffrey
M. Dumas and Thomas G. Arnold, jointly and severally, his attorneys-in-fact, each with the power of substitution, to sign, for and on behalf of the undersigned, in any and all capacities of the undersigned, the Annual Report on Form 10-K for Storage Technology Corporation for the fiscal year ended December 31, 1999 and file the same with the Securities and Exchange Commission, with exhibits thereto and other documentation therewith and to sign, for and on behalf of the undersigned, in any and all capacities of the undersigned, any amendments to such Annual Report on Form 10-K, and file the same with the Securities and Exchange Commission, with exhibits thereto and other documents in connection therewith, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.






/s/ RICHARD C. STEADMAN                                           March 10, 2000
--------------------------------------
RICHARD C. STEADMAN

                                POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, DAVID E. WEISS, whose signature appears below, constitutes and appoints Robert S. Kocol, Jeffrey M. Dumas and Thomas G. Arnold, jointly and severally, his attorneys-in-fact, each with the power of substitution, to sign, for and on behalf of the undersigned, in any and all capacities of the undersigned, the Annual Report on Form 10-K for Storage Technology Corporation for the fiscal year ended December 31, 1999 and file the same with the Securities and Exchange Commission, with exhibits thereto and other documentation therewith and to sign, for and on behalf of the undersigned, in any and all capacities of the undersigned, any amendments to such Annual Report on Form 10-K, and file the same with the Securities and Exchange Commission, with exhibits thereto and other documents in connection therewith, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.







/s/ DAVID E. WEISS                                                March 10, 2000
------------------------
DAVID E. WEISS

                                POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, ROBERT S. KOCOL, whose signature appears below, constitutes and appoints David E. Weiss, Jeffrey M. Dumas and Thomas G. Arnold, jointly and severally, his attorneys-in-fact, each with the power of substitution, to sign, for and on behalf of the undersigned, in any and all capacities of the undersigned, the Annual Report on Form 10-K for Storage Technology Corporation for the fiscal year ended December 31, 1999 and file the same with the Securities and Exchange Commission, with exhibits thereto and other documentation therewith and to sign, for and on behalf of the undersigned, in any and all capacities of the undersigned, any amendments to such Annual Report on Form 10-K, and file the same with the Securities and Exchange Commission, with exhibits thereto and other documents in connection therewith, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.







/s/ ROBERT S. KOCOL                                               March 10, 2000
--------------------------------------
ROBERT S. KOCOL

                                POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, THOMAS G. ARNOLD, whose signature appears below, constitutes and appoints David E. Weiss, Jeffrey
M. Dumas and Robert S. Kocol, jointly and severally, his attorneys-in-fact, each with the power of substitution, to sign, for and on behalf of the undersigned, in any and all capacities of the undersigned, the Annual Report on Form 10-K for Storage Technology Corporation for the fiscal year ended December 31, 1999 and file the same with the Securities and Exchange Commission, with exhibits thereto and other documentation therewith and to sign, for and on behalf of the undersigned, in any and all capacities of the undersigned, any amendments to such Annual Report on Form 10-K, and file the same with the Securities and Exchange Commission, with exhibits thereto and other documents in connection therewith, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.






/s/ THOMAS G. ARNOLD                                              March 10, 2000
------------------------
THOMAS G. ARNOLD